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                        SEI INSTITUTIONAL MANAGED TRUST

                           Capital Appreciation Fund
                                 Balanced Fund
                               Equity Income Fund

                   Supplement Dated September 23, 2002 to the
            Class A Shares Equity Prospectus Dated January 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS A SHARES PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

As of December 31, 2002, the Capital Appreciation, Balanced and Equity Income Funds (the "Funds") of SEI Institutional Managed Trust (the "Trust") will each terminate.

At the quarterly meeting of the Board of Trustees held on March 11, 2002, the Trustees, including Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, approved of closing each Fund to new purchases and to a mandatory redemption of all outstanding shares of each Fund, at net asset value per share. Each Fund will redeem all of its outstanding shares on December 31, 2002.

The decision to have the Funds redeem all outstanding shares of the Funds was based on limited shareholder interest in the Funds, and the small size of each Fund, which has resulted in each Fund being too small to continue to operate and manage effectively. The Trust will make alternative investments available to current shareholders of each Fund. As is the case with other redemptions, the mandatory redemption will constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans.

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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE